                                                                            EX 1

                                2,805,415 Shares


                            SOLA INTERNATIONAL INC.


                          COMMON STOCK, $.01 PAR VALUE



                             UNDERWRITING AGREEMENT



June __, 1996

                                                                   June __, 1996



Morgan Stanley & Co. Incorporated
Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York  10036


Dear Sirs:

     Sola International Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 2,000,000 shares of its common stock, $.01 par value, and the persons named in Schedule II hereto (the "Selling Shareholders") severally and not jointly propose to sell to the Underwriters an aggregate of 805,415 shares of the Company's common stock $.01 par value (the shares to be issued and sold by the Company and the shares to be sold by the Selling Shareholders, collectively being referred to as the "Firm Shares"), each Selling Shareholder selling the number of Firm Shares set forth opposite such Selling Shareholder's name in Schedule II. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall act as representatives (the "Representatives") of the several Underwriters.

     The Company also proposes to issue and sell to the several Underwriters not more than an additional 300,000 shares of its common stock, $.01 par value (the "Additional Shares"), if and to the extent that the Representatives shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Article III hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of common stock, $.01 par value, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the Common Stock.

     On May 6, 1996, the Company and American Optical Corporation, a Delaware corporation ("American Optical"), entered into a Purchase Agreement (the "Purchase Agreement") pursuant to which the Company agreed, subject to the satisfaction or waiver of certain conditions customary to a transaction of this nature, to purchase substantially all of the world-wide ophthalmic business of American Optical (the "AO Acquisition"). On May 30, 1996, the Company and Neolens, Inc., a Delaware corporation ("Neolens"), entered into a merger agreement (the "Merger Agreement") pursuant to which the Company agreed, subject to the satisfaction or waiver of certain conditions customary to a transaction of this nature, to acquire Neolens through a cash tender offer for all outstanding shares of Neolens common stock and preferred stock (the "Neolens Merger").

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 333-3645) relating to the Shares. Such registration statement, as amended at the time it becomes effective, including all documents incorporated by reference therein and the information (if any) deemed a part of such registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is herein called the "Original Registration Statement." The Company may also file, pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), one or more registration statements in connection with the Original Registration Statement, which would become effective upon filing with the Commission (a "Rule 462(b) Registration Statement"). The Original Registration Statement together with any Rule 462(b) Registration Statement (if any) is herein called the "Registration Statement." The prospectus first used to confirm sales of Shares (the "Prospectus Supplement") is hereinafter referred to as the "Prospectus." All references to the Registration Statement or the Prospectus include the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Prospectus.


                                       I.

     The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) The Original Registration Statement has become effective, and, if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective not later than the earlier of (i) 10:00 p.m. Eastern time on the date hereof and (ii) the time confirmations are sent or given, as notified to the Company by the Representatives, as specified by Rule 462(b) under the Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and to the knowledge of the Company, no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

     (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (d) As used herein, the "Material Subsidiaries" of the Company are Sola Optical Holding Aus. Ltd., a Delaware corporation, Sola Optical Partners, an Australian limited partnership, Sola Optical Holdings Pty. Ltd., an Australian corporation, Sola Corporation Limited, an Australian corporation, Sola International Holdings Ltd., an Australian corporation, Sola Optical Italia SpA, an Italian corporation, Sola Brazil Industria Optica Ltda., a Brazilian corporation, and AO Ouest Optique S.A., a French societe anonyme, and no other
                                                 ------- -------
subsidiary of the Company had, at March 31, 1996, assets in excess of 5% of the consolidated assets of the Company and its subsidiaries in each case excluding intangibles as at that date or had, for the fiscal year then ended, net sales (excluding internal intercompany sales) in excess of 5% of the consolidated net sales of the Company and its subsidiaries for such period. In making this determination, (i) any subsidiary acquired after March 31, 1996 shall be deemed to have been acquired as of such date and (ii) the AO Acquisition and the Neolens Merger shall be deemed to have occurred as of such date. Each Material Subsidiary of the Company has been duly organized, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is, to the extent applicable under foreign law, duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and, except for directors' qualifying shares, the Company beneficially owns, directly or indirectly, 100% of the shares of capital stock of its Material Subsidiaries and, with respect to such shares, the Company has good and marketable title, free and clear of all liens, charges, encumbrances or restrictions of any kind.

     (e) The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus.

     (f) The Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights of any stockholder of the Company arising by operation of law, under the charter or by-laws of the Company or under any agreement to which the Company or any subsidiary of the Company is a party.

     (g) All the outstanding shares of Common Stock (including the Shares to be sold by the Selling Shareholders) have been duly authorized and are validly issued, fully paid and non-assessable.

     (h) This Agreement has been duly authorized, executed and delivered by the Company.

     (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have been obtained under the Securities Act and as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

     (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

     (k) Except as described in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

     (l) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain, declare or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (m) The AO Acquisition has been consummated in accordance with the terms of the Purchase Agreement.

     (n) The preliminary prospectus issued June 17, 1996, and filed as part of the Original Registration Statement complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

     (o) The Company is not an "investment company" nor an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     (p) Ernst & Young LLP, who has reported on the audited financial statements and schedules included or incorporated by reference in the Registration Statement, are independent public accountants as required by the Securities Act and the regulations thereunder with respect to the Company and American Optical.

     (q) The consolidated financial statements [of the Company which are included in the Company's Report on Form 10-K for the fiscal year ended March 31, 1996 and in the Registration Statement and the combined financial statements of the Worldwide Ophthalmic Group of

American Optical Corporation which are included in the Company's Report on Form 8-K dated as of May 6, 1996 and incorporated in the Registration Statement by reference] [included or incorporated by reference in the Registration Statement] present fairly the consolidated financial position and stockholders' equity and the consolidated results of operations and consolidated statements of cash flows of the entities purported to be shown thereby at the indicated dates and for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. The selected financial data included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement. The pro forma financial statements and other pro forma financial information included or incorporated by reference in the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

     (r) Except as disclosed in the Prospectus, to the knowledge of the Company, the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (s) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

     (t) The Shares are listed on the New York Stock Exchange (the "NYSE") subject to official notice of issuance.

          (u) Each of the Acquisition Agreement and the Merger Agreement is in full force and effect. The Company has obtained all regulatory and contractual consents and approvals necessary to consummate the AO Acquisition and the Neolens Merger except to the extent that the failure to obtain any consent or approval would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (v) The execution and delivery by the Company of each of the Acquisition Agreement and the Merger Agreement, the consummation by the Company of the transactions contemplated therein and compliance by the Company with the terms of each of the Acquisition Agreement and the Merger Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the certificate of incorporation or by-laws of the Company or any of its subsidiaries, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries under
     (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any subsidiary is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its subsidiaries, taken as a whole) or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its subsidiaries, taken as a whole).

                                      II.

     Each of the Selling Shareholders, severally and not jointly, represents and warrants to each of the Underwriters and the Company that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

          (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Custody Agreement and Power of Attorney (the "Power of Attorney and Custody Agreement") between such Selling Shareholder, the Company, Boston Equiserve, as Depositary and Alan W. Wilkinson, as Attorney-in-Fact for the Selling Shareholders (the "Attorney-in-Fact") relating to the deposit of the Shares to be sold by such Selling Shareholder and appointing the Attorney-in-Fact as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement, will not contravene any provision of applicable federal or state law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any material agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any federal or state governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of or qualification with any federal or state governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Power of Attorney and Custody Agreement of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

     (c) Such Selling Shareholder has, and on the Closing Date (as defined below) will have, valid and marketable title to the Shares to be sold by such Selling Shareholder and the legal right and power and all authorization and approval to enter into this Agreement and the Power of Attorney and Custody Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

     (d) The Shares to be sold by such Selling Shareholder pursuant to this Agreement are owned, and, in the case of shares of Common Stock to be issued upon the exercise of existing stock options, will be owned, by such Selling Shareholder free and clear of any security interests, claims, equities and other encumbrances.

     (e) The Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder.

     (f) Assuming that the Underwriters purchase the Shares to be delivered at the Closing Date for value, in good faith and without notice of any adverse claim as such term is used in Section 8-302 of the Uniform Commercial Code as in effect in the State of New York, delivery of the Shares to be sold by such Selling Shareholder pursuant to this Agreement will pass valid title to such Shares free and clear of any adverse claims.

     (g) All information furnished by or on behalf of such Selling Shareholder expressly for use in the Registration Statement and Prospectus is, and on the Closing Date will be, true, correct and complete in all material respects, and does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

          (h) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock (provided that such Selling Shareholder does not make any
                   --------
     representation as to any actions that may be taken by any Underwriter); and such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the Securities Act.


                                      III.

     The Company and each Selling Shareholder, severally and not jointly, hereby agree to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders the respective numbers of Firm Shares set forth in Schedule I hereto opposite their names at U.S.$____ per share, the purchase price.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 300,000 Additional Shares at the purchase price. Additional Shares may be purchased as provided in
Article V hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock (except through gifts to persons who agree in writing to be bound by the restrictions of this paragraph) or (2) enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of such Common Stock, whether any such transaction described in clause (1) or (2) of this paragraph is to be settled by delivery of such Common Stock or such other securities, in cash or otherwise, for a period of 90 days after the date of the Prospectus, other than (i) the Shares to be sold hereunder, (ii) any shares of Common Stock sold by the Company upon the exercise of any option outstanding on the Closing Date granted under the stock option plans of the Company existing on the Closing Date and (iii) the issuance of additional options to purchase 757,418 shares of Common Stock to employees of the Company pursuant to any stock option plans existing on the Closing Date (and the issuance of the shares of Common Stock issuable thereon).


                                      IV.

     The Company and the Selling Shareholders are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company and the Selling Shareholders are further advised by you that the Shares are to be offered to the public initially at U.S.$____ a share (the public offering price) and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$____ a share under the public offering price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S.$____ a share, to any Underwriter or to certain other dealers.


                                       V.

     Payment for the Firm Shares to be sold by the Company and the Selling Shareholders shall be made by wire or bank transfer of same day funds to the Company, in the case of Shares to be sold by the Company, and to the Selling Shareholders (or such other person as may be designated pursuant to the Power of Attorney and Custody Agreements), in the case of shares to be sold by the Selling Shareholders, at Shearman & Sterling, 599 Lexington Avenue, New York, New York at 10:00 A.M., local time, on ______, 1996, or at such other time on the same or such other date as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

     Payment for any Additional Shares shall be made by wire or bank transfer of same day funds to the Company at Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 A.M. local time on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred
to) as shall be designated in a written notice from the Representatives to the Company of their determination, on behalf of the Underwriters, to purchase a number, specified in said notice, of Additional Shares, or on such other date, in any event not later than _______, 1996, as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the Option Closing Date. The notice of the determination to exercise the option to purchase

Additional Shares and of the Option Closing Date may be given at any time within 30 days after the date of this Agreement.

     Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the purchase price therefor.


                                      VI.

     The obligations of the Company and the Selling Shareholders and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

     The several obligations of the Underwriters hereunder are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and on or prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

              (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) You shall have received on the Closing Date a certificate from the Company, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

     The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

     (c) No stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or, to the knowledge of the Company or the Underwriters, threatened by the Commission.

     (d) You shall have received on the Closing Date an opinion, dated the Closing Date, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Company and the Selling Shareholders, substantially in the form of Exhibit A attached hereto.

     (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of the General Counsel for AEA Investors Inc. ("AEA") acceptable to counsel for the Underwriters, substantially in the form of Exhibit B attached hereto.

     (f) You shall have received on the Closing Date an opinion, dated the Closing Date, of Shearman & Sterling, counsel for the Underwriters, substantially in the form of Exhibit C attached hereto.

     (g) You shall have received, on each of the date hereof and the Closing Date, a letter from Ernst & Young LLP, independent public accountants with respect to both the Company and American Optical, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; and you shall have received, on the Closing Date, a letter from BDO Seidman, independent public accountants with respect to Neolens, dated the Closing Date, in form and substance satisfactory to you, containing statements and information that you and BDO Seidman shall have agreed shall be contained therein.

     (h) The "lock-up" agreements between you and the executive officers of the Company relating to sales of shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (i) The Underwriters shall have received on the Closing Date certificates dated the Closing Date and signed by the Selling Shareholders or by an attorney in fact of the Selling Shareholders, to the effect that the representations and warranties of each Selling Stockholder contained in this Agreement are true and correct as of the Closing Date and that each Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          (j) On the Closing Date, the closing contemplated by the Purchase Agreement shall have been consummated in accordance with the terms thereof in all material respects (except to the extent any conditions precedent shall have been waived); and the Company shall allow you and your counsel to review copies of all closing documents delivered to the parties to the transactions contemplated by the Purchase Agreement as you or your counsel shall reasonably request.

          (k) The Company shall have authorized, executed and delivered its new bank credit agreement as described under the caption "Recent Developments" in the Prospectus; and the Merger Agreement shall be in full force and effect.

     At the Closing Date, counsel for the Underwriters shall have been furnished with all such other documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated in this Agreement and the matters referred to in paragraph (f) of this Article VI and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company and the Selling Shareholders, the performance of any of the covenants of the Company and the Selling Shareholders, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Shareholders at or prior to the Closing Date in connection with the authorization, issuance and sale of the Shares as contemplated in this Agreement shall be satisfactory in form and substance to the Underwriters and to counsel for the Underwriters.

     The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.


                                      VII.

     In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

     (a) To furnish to each of you, without charge, one signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

     (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object.

     (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law; provided that if the date of
                                                  --------
any such amendment or supplement is more than 270 days after the date hereof, the preparation, filing and furnishing of such amendment or supplement shall be at the expense of the Underwriters.

     (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such U.S. jurisdictions as you shall reasonably request (provided, however, that the Company shall not be required to register
         --------  -------
or qualify as a foreign corporation or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject) and to pay all expenses (including reasonable fees and disbursements of counsel) in connection with such qualification and in connection with (i) the determination of the eligibility of the Shares for investment under the laws of such jurisdictions as you may designate and (ii) any review of the offering of the Shares by the National Association of Securities Dealers, Inc.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period beginning on the day after the date hereof that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall file the Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act no later than the earlier of (i) 10:00 P.M. Eastern time on the date hereof and (ii) the time confirmations are sent or given, as notified to the Company by the Representatives, as specified by Rule 462(b)(2) under the Securities Act, and shall pay the applicable fees in accordance with Rule 111 under the Securities Act.

          (g) To pay all expenses incident to the performance of the Company's and the Selling Shareholders' obligations under this Agreement, including
     (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the fees and disbursements of the Company's and the Selling Shareholders' counsel and accountants, (iii) the qualification of the Shares under state securities or Blue Sky laws in accordance with the provisions of paragraph (d) of this
     Article VII, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith, (iv) the printing and delivery to the Underwriters, in quantities as hereinabove stated, copies of the Registration Statement and all amendments thereto and of each preliminary prospectus and the Prospectus and any amendments or supplements thereto, (v) the printing and delivery to the Underwriters of copies of any Blue Sky Memoranda, (vi) the filing fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., made in connection with the offering of the Shares, (vii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors in accordance with past practice and (viii) the listing of the Common Stock on the NYSE.

                                      VIII

     Each Selling Shareholder, severally and not jointly, agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Shareholder.

                                      IX.

     The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; provided that the foregoing indemnity agreement with respect to
                 --------
any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling any Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

     The Company will indemnify and hold harmless each of the Selling Shareholders to the same extent that the Company indemnifies and holds harmless each Underwriter pursuant to the preceding paragraph; provided, however, the Company shall not be liable under this paragraph to the extent any losses, claims, damages or liabilities described in the preceding paragraph arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission based upon information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

     Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act and the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, provided that no Selling Shareholder shall be liable for any untrue statement, alleged untrue statement, omission or alleged omission of any other Selling Shareholder.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign or have their attorney-in-fact on their behalf sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

     In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the four preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all

Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such controlling persons of Selling Shareholders, such firm shall be designated in writing by the majority in interest of the Selling Shareholders. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement (other than with respect to requests for reimbursement of an indemnified party contested in good faith). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the first, second, third or fourth paragraphs of this Article IX is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and each Selling Shareholder and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Article IX are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The Selling Shareholders' respective obligations to contribute pursuant to this Article IX are several in proportion to the respective number of Shares they have sold hereunder, and not joint.

     The Company, the Selling Shareholders and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Article IX were determined by pro rata allocation (even if the Underwriters were treated as one
              --- ----
entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article IX, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Article IX are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     The indemnity and contribution provisions contained in this Article IX and the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, by or on behalf of any Selling Shareholder or any person controlling any Selling Shareholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

     The liability of each Selling Shareholder under this Article IX shall not exceed an amount equal to the initial public offering price of the Shares sold by such Selling Shareholder, less the applicable underwriting discounts and commissions.

                                       X.

     This Agreement shall be subject to termination by notice given by you to the Company and the Selling Shareholders, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.


                                      XI.

     This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Original Registration Statement by the Commission.

     If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other

Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the
                                            --------
number of Shares that any Underwriter has agreed to purchase pursuant to Article III be increased pursuant to this Article XI by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you and the Selling Shareholders for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the Selling Shareholders shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or any Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Selling Shareholder shall be unable to perform its obligations under this Agreement, the defaulting party or parties will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    Very truly yours,

                                    SOLA INTERNATIONAL INC.



                                    By:______________________

                                    The Selling Shareholders named in
                                    Schedule II hereto, acting severally



                                    By:______________________
                                       Attorney in Fact

Accepted, June __, 1996

MORGAN STANLEY & CO.
  INCORPORATED
MERRILL LYNCH & CO.
  MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED
Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto.

By:  Morgan Stanley & Co.
      Incorporated


By:____________________

                                   SCHEDULE I


                                  Underwriters
                                  ------------

============================================================
                                               Number of
                                              Firm Shares
             Underwriter                    to Be Purchased
             -----------                    ---------------
- ------------------------------------------------------------
Morgan Stanley & Co. Incorporated
- ------------------------------------------------------------
Merrill Lynch & Co.
  Merrill Lynch, Pierce, Fenner & Smith
              Incorporated


============================================================

- ------------------------------------------------------------
Total Firm Shares...........................................
============================================================


                                  SCHEDULE II


                              Selling Shareholders
                              --------------------


                                                                Number of Shares
Name                                                               to Be Sold
- ----                                                            ----------------

                                                                       EXHIBIT A



                               Opinion of Counsel
                                for the Company


          The opinion of counsel for the Company and the Selling Shareholders to be delivered pursuant to Section (d) of Article VI of the Underwriting Agreement shall be to the effect that:

          (A) the Company is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each U.S. jurisdiction set forth in an Officer's Certificate to the opinion (it being understood that in giving such opinion with respect to jurisdictions other than Delaware such counsel will rely solely upon certificates of public officials of such jurisdictions);

          (B) the authorized capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization";

          (C) the issuance of the Firm Shares issued and sold by the Company pursuant to the Underwriting Agreement has been duly authorized and, when such shares of Common Stock are issued and delivered in accordance with the terms of the Underwriting Agreement, such shares of Common Stock will be validly issued, fully paid and non-assessable, and the issuance of such shares of Common Stock will not be subject to any preemptive or similar rights of stockholders arising under the Delaware General Corporation Law, the Certificate of Incorporation or By-Laws of the Company, as amended and restated, or any of the agreements, contracts or instruments that is listed as an exhibit to (a) the Registration Statement or (b) the Company's Annual Report on Form 10-K for the fiscal year ending March 31, 1996, as amended;

          (D) all the outstanding shares of Common Stock (including the Shares to be sold by the Selling Shareholders) have been duly authorized and are validly issued, fully paid and non-assessable;

          (E) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

          (F) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not (i)
contravene any provision of the Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, (ii) contravene any agreement or other instrument binding upon the Company or any of its subsidiaries that is listed as an exhibit to (a) the Registration Statement or
(b) the Company's Annual Report on Form 10-K for the fiscal year ending March 31, 1996 (excluding Exhibits 10.12 and 10.13), or (iii) violate (x) any present statute, rule or regulation of any governmental agency or authority of the United States of America or the States of New York or Delaware (as it relates to the General Corporation Law of the State of Delaware) applicable to the Company or any Material Subsidiary, or (y) any judgment or decree or order of any court or governmental agency or body of the United States of America or the States of New York or Delaware (as it relates to the General Corporation Law of the State of Delaware) set forth in an Officer's Certificate to the opinion; provided,
                                                                   --------
however, that such counsel shall express no opinion with respect to any
- -------
violation, breach or default not ascertainable from the face of any such agreement or order, or arising under or based upon any cross-default provision insofar as such violation relates to a default under an agreement that is not an exhibit to the Registration Statement or under the agreements set forth under Exhibits 10.12 and 10.13 or such violation arises under or is based upon any covenant of a financial or numerical nature or which requires arithmetic computation;

          (G) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency of the United States of America or the States of New York or Delaware (as it relates to the General Corporation Law of the State of Delaware) is required for the performance by the Company of its obligations under the Underwriting Agreement, except such as have been obtained under the Securities Act or such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

          (H) the statements made in the Prospectus under the captions "Description of Capital Stock", "Certain United States Tax Considerations For Non-U.S. Holders of Common Stock" and "The AO Acquisition - The Purchase Agreement", to the extent such statements constitute summaries of legal matters and documents or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects;

          (I) (1) each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (other than the financial statements, notes and schedules thereto and other financial information and financial data schedules included in or omitted from such document as to which such counsel need express no opinion), when filed, appeared on its face to be responsive as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder and (2) the Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Closing Date (other than the financial statements, notes and schedules thereto and other financial information included in or omitted from the Registration Statement or Prospectus as to which such counsel need express no opinion), as of their respective effective or issue dates, appeared on their face to be responsive as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder; and such counsel does not have actual knowledge of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement which are not filed as required;

          (J) the Company is not an "investment company" [nor an entity "controlled" by an "investment company"] as such term[s are] defined in the Investment Company Act of 1940, as amended;

          [(K) each of the Purchase Agreement and the Merger Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with the respective terms of such agreements;]

          [(L) the execution and delivery by the Company of the Purchase Agreement and the Merger Agreement, and the performance of its obligations thereunder, (i) has been authorized by all necessary corporate action on the part of the Company, (ii) does not contravene any provision of the Certificate of Incorporation or By-Laws of the Company, (iii) does not require under any present statute, or present regulation of any governmental agency or authority, of the United States of America, known by us to be applicable to the Company, or under the Delaware General Corporation Law, any filing by it with, or any approval or consent of, any governmental agency or authority of the United States of America or the State of Delaware, that has not been made or obtained and (iv) does not violate (A) any present statute, or present regulation of any government agency or authority, of the State of New York or the United States of America known by us to be applicable to the Company, or the Delaware General Corporation Law (except for the securities or blue sky laws of the various states, as to which such counsel may express no opinion,), in either case that, in our experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement and the Merger Agreement or (B) any material agreement, court decree or order binding upon it or its property, in each case, that has been identified to us in an Officer's Certificate attached hereto, except, in each case, for such contraventions, breaches, defaults or violations that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its subsidiaries, taken as a whole; provided however, that such counsel shall express no opinion with respect to any violation, breach or default not ascertainable from the face of any such agreement or order, or arising under or based upon any cross-default provision insofar as such violation relates to a default under an agreement that is not an exhibit to the Registration Statement or under the agreements set forth under Exhibits 10.12 and 10.13 or such violation arises under or is based upon any covenant of a financial or numerical nature or which requires arithmetic computation;]

          (M) in addition, such counsel shall state that in the course of the preparation by the Company of the Registration Statement and the Prospectus, such counsel participated in conferences with certain of the officers and representatives of, and the independent public accountants for, the Company, at which the Registration Statement and the Prospectus were discussed. Between the date of effectiveness of the Registration Statement and the time of delivery of such opinion, such counsel attended additional conferences with certain of the officers and representatives of the Company, at which the contents of the Prospectus were discussed to a limited extent. Such counsel shall state that, given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, they shall not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as set forth in clause (G) above. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to above, including information obtained from officers and other representatives of, and the independent public accountants for, the Company, such counsel shall state that no facts have come to their attention that cause them to believe that, as of its effective date, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. Such counsel shall state that they express no view or belief, however, with respect to financial statements, notes or schedules thereto or other financial information included in or omitted from the Registration Statement. Also, subject to the foregoing, such counsel shall state that no facts have come to their attention that caused them to believe that the Prospectus, as of its date, contained, and no facts have come to their attention in the course of proceedings described in the second sentence of this paragraph that cause them to believe that the Prospectus, at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. Such counsel shall state that they express no view or belief, however, with respect to financial statements, notes or schedules thereto or other financial information included in or omitted from the Registration Statement or Prospectus;

          (N) assuming that the Power of Attorney and Custody Agreement of each Selling Shareholder has been duly authorized, executed and delivered by such Selling

Shareholder, the Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholders;

          (O) assuming that the Power of Attorney and Custody Agreement of each Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder, the Power of Attorney and Custody Agreement of each Selling Shareholder constitutes a valid and binding agreement of such Selling Shareholder, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally, (ii) general principles of equity (whether considered in a proceeding at law or in equity) and (iii) limitations imposed by federal or state securities laws or principles of public policy to enforcement of rights to indemnification and contribution;

          (P) the execution and delivery by each Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, the Underwriting Agreement and the Power of Attorney and Custody Agreement of such Selling Shareholder will not contravene any provision of the laws of the State of Delaware (as it relates to the General Corporation Law of the State of Delaware), the State of New York or the federal laws of the United States applicable to each Selling Shareholder, provided that the foregoing opinion is limited to such laws which, in our experience, are normally applicable to public offerings of securities of the type contemplated by this Agreement excluding laws that are applicable to any Selling Shareholder solely because of its specific status (including regulatory status), other than its status as a selling shareholder;

          (Q) no consent, approval, authorization or order of or qualification by the State of Delaware (as it relates to the General Corporation Law of the State of Delaware), State of New York or any federal governmental body or agency is required for the performance by each Selling Shareholder of its obligations under the Underwriting Agreement or the Power of Attorney and Custody Agreement of such Selling Shareholder, except such as have been obtained under the Act or such as may be required by the securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the U.S. Underwriters, provided that the foregoing opinion is limited to such consents, approvals, authorizations, orders or qualifications which, in our experience, are normally applicable to public offerings of securities of the type contemplated by this Agreement excluding consents, approvals, authorizations, orders or qualifications that are applicable to any Selling Shareholder solely because of its specific status (including regulatory status), other than its status as a selling shareholder;

          (R) assuming that the Power of Attorney and Custody Agreement of each Selling Shareholder has been duly authorized, executed and delivered by such Selling

     Shareholder, and assuming that the Underwriters purchase the Shares to be delivered at the Closing Date in good faith and without notice of any security interests, claims, liens, equities, encumbrances and other adverse claims as such term is used in Section 8-302 of the Uniform Commercial Code as in effect in the State of New York, the delivery of certificates representing such Shares, duly endorsed to the Underwriters or in blank, will pass to the Underwriters valid title to such shares free and clear of all security interests, claims, liens, equities, encumbrances and other adverse claims.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than United States federal and New York law and the Delaware General Corporation Law. Such opinion also may include certain other customary exceptions that are acceptable to counsel for the Underwriters.

          Such counsel may state that its opinions (including, without limitation, opinions (K) and (L)) are subject to the following qualifications, among others:

          (a) the opinions are subject to (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws of general application affecting creditor's rights and remedies generally and (ii) general equitable principles (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits on the availability of equitable remedies), regardless of whether considered in a proceeding in equity or at law; and

          (b) Such counsel may express no opinion as to the validity, binding effect or enforceability of any provision of the Purchase Agreement and the Merger Agreement related to choice of governing law to the extent that the validity, binding effect or enforceability of any such provision is to be determined by any court other than a court of the State of New York or a federal district court sitting in the Sate of New York and applying the law of the State of New York.

          Such counsel may assume that the parties to all agreements other than the Company have the power to enter into and perform their obligations under such documents and to consummate the transactions contemplated thereby and that such documents have been duly authorized, executed and delivered by, and (other than those described in opinions (N) through (R) above) constitute legal, valid and binding obligations of, such parties.

          The opinion of counsel for the Company shall be referred to the Underwriters at the request of the Company and shall so state therein.

                                                                       EXHIBIT B



                       Opinion of General Counsel for AEA

          The opinion of the General Counsel of AEA to be delivered pursuant to Section (e) of Article VI of the Underwriting Agreement shall be to the effect that:

          (A) the Power of Attorney and Custody Agreement of AEA has been duly authorized, executed and delivered by AEA.

          (B) the execution and delivery by AEA of, and the performance by AEA of its obligations under, the Underwriting Agreement and the Power of Attorney and Custody Agreement of AEA will not contravene the certificate of incorporation or by-laws of AEA, or, to the best of such counsel's knowledge, without independent investigation other than inquiry of AEA, any material agreement or other material instrument binding upon AEA or, to the best of such counsel's knowledge, without independent investigation other than inquiry of AEA, any material judgment, order or decree of any governmental body, agency or court having jurisdiction over AEA.

          The opinion of counsel for AEA shall be referred to the Underwriters at the request of the Company and shall so state therein.

                                                                       EXHIBIT C


                               Opinion of Counsel
                              for the Underwriters

          The opinion of counsel for the Underwriters to be delivered pursuant to Section (f) of Article VI of the Underwriting Agreement shall be to the effect that:

          (A) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

          (B) the statements in the Prospectus under the captions "Description of Capital Stock" and "Underwriters", in each case insofar as such statements constitute summaries of the legal matters, documents and proceedings referred to therein, are in all material respects accurate summaries; and

          (C) such counsel (1) is of the opinion that (i) the Registration Statement and Prospectus (except for the financial statements, notes and schedules thereto and other financial information included in or omitted from the Registration Statement and Prospectus, as to which we express no opinion), excluding the documents incorporated by reference therein, as of their respective effective or issue dates, appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and (ii) each document filed by the Company pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for the financial statements, notes and schedules thereto and other financial information included in or omitted from the Registration Statement and Prospectus, as to which we express no opinion), appeared on its face to have been appropriately responsive in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder on the date such document was filed with the Commission, (2) believes that (except for financial statements, notes and schedules thereto and other financial information included in or omitted from the Registration Statement or Prospectus as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (3) believes that (except for financial statements, notes and schedules thereto and other financial information included in or omitted from the Registration Statement or Prospectus as to which such counsel need not express any belief) the Prospectus as of the Closing Date does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          With respect to paragraph (C) above, such counsel may state that its opinion and belief are based upon its participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.